Fidelity ®

U.S. Bond Index
Fund

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

If additional copies of financial reports, prospectuses or historical account information are needed, or for more information on any Fidelity fund including charges and expenses, please call the appropriate number listed below or the number provided to your institutional or employer-sponsored retirement plan. Read the prospectus carefully before you invest or send money.

Retirement Plan Level Accounts
Corporate Clients	1-800-962-1375
"Not For Profit" Clients	1-800-343-0860
Financial and Other Institutions
Nationwide	1-800-221-5207
Other Investors	1-800-544-6666

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from February 28th to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® US Bond Index Fund	1.92%	5.02%	6.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® U.S. Bond Index Fund on August 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® U.S. Bond Index Fund

Bonds sank in the first two months of the one-year period ending August 31, 2006, after Gulf Coast hurricanes sent energy prices soaring, prompting fears of a corresponding leap in inflation. However, core inflation readings - which strip out volatile food and energy prices - remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But the asset class fell again from March through May, in part due to continued interest rate hikes by the Federal Reserve Board. In all, the Fed raised interest rates seven times during the past year. Bonds rose again in July and August, though, after Fed Chairman Ben Bernanke hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the 12-month period as a whole according the Lehman Brothers® Aggregate Bond Index.

U.S. Bond Index gained 1.92% for the 12 months ending August 31, 2006 - the fund's new fiscal year end - outpacing the Lehman Brothers index. For the six months ending August 31, 2006 - the period since I last reported to you - the fund gained 1.89% and the index rose 1.82%. During the past year, security selection in the corporate bond sector provided a significant boost relative to the index, with strong showings from holdings in the industrial and financial segments. Performance also was aided by mostly avoiding some poor-performing corporate bonds that were hurt by worries about leveraged buyouts (LBO) - in which investors use heavy loads of debt to finance acquisitions, often at the expense of bondholders. However, the holdings we had that were affected by LBO risk detracted from performance. My positioning among the spread sectors was a plus. Despite being modestly underexposed to mortgage and agency securities - two of the bond market's better-performing sectors - the fund benefited from slightly overweighting high-quality, higher-yielding securitized products such as asset-backed and commercial mortgage-backed securities. Out-of-index holdings in collateralized mortgage obligations also worked in the fund's favor. Some of the fund's exposure to these sectors resulted from a position in Fidelity Ultra-Short Central Fund, a diversified internal pool of short-term assets designed to outpace cash-like instruments with similar risk characteristics. Investments in this pool aided returns, as did a small out-of-index stake in Treasury Inflation-Protected Securities, which held up well amid growing inflation worries. Favorable yield-curve positioning also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from February 28th to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Actual	$ 1,000.00	$ 1,018.90	$ 1.63
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,023.59	$ 1.63

* Expenses are equal to the Fund's annualized expense ratio of .32%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund's annualized expense ratio.

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published annual report.

Quality Diversification (% of fund's net assets)
As of August 31, 2006	As of February 28, 2006
U.S. Government and U.S. Government Agency Obligations 65.1%	U.S. Government and U.S. Government Agency Obligations 68.6%
AAA 7.7%	AAA 7.2%
AA 3.2%	AA 2.6%
A 6.5%	A 7.2%
BBB 16.6%	BBB 15.5%
BB and Below 0.9%	BB and Below 1.4%
Not Rated 0.5%	Not Rated 0.5%
Short-Term Investments and Net Other Assets(dagger) (0.5)%	Short-Term Investments and Net Other Assets(dagger) (3.0)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of August 31, 2006
6 months ago
Years	5.8	6.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
6 months ago
Years	4.4	4.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006 *	As of February 28, 2006 **
Corporate Bonds 22.1%	Corporate Bonds 21.6%
U.S. Government and U.S. Government Agency Obligations 65.1%	U.S. Government and U.S. Government Agency Obligations 68.6%
Asset-Backed Securities 5.8%	Asset-Backed Securities 5.4%
CMOs and Other Mortgage Related Securities 6.6%	CMOs and Other Mortgage Related Securities 6.3%
Other Investments 0.9%	Other Investments 1.1%
Short-Term Investments and Net Other Assets(dagger) (0.5)%	Short-Term Investments and Net Other Assets(dagger) (3.0)%

* Foreign investments	6.9%	** Foreign investments	5.9%
* Futures and Swaps	7.1%	** Futures and Swaps	6.8%
(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.
For an unaudited list of the holdings for each fixed-income central fund, visit fidelity.com.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 21.3%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 2.1%
Automobiles - 0.3%
Ford Motor Co.:
6.625% 10/1/28	$ 2,235	$ 1,676
7.45% 7/16/31	19,370	15,205
		16,881
Household Durables - 0.1%
Fortune Brands, Inc. 5.875% 1/15/36	7,628	7,072
Media - 1.4%
AOL Time Warner, Inc.:
6.875% 5/1/12	2,470	2,586
7.625% 4/15/31	3,250	3,519
Comcast Corp.:
4.95% 6/15/16	7,210	6,650
5.5% 3/15/11	2,000	1,997
6.45% 3/15/37	8,625	8,458
Cox Communications, Inc.:
4.625% 1/15/10	6,310	6,113
4.625% 6/1/13	3,705	3,419
Liberty Media Corp. 8.25% 2/1/30	6,620	6,587
News America Holdings, Inc. 7.75% 12/1/45	3,160	3,469
News America, Inc.:
6.2% 12/15/34	6,115	5,714
6.4% 12/15/35	4,000	3,833
Time Warner Entertainment Co. LP 8.375% 7/15/33	10,000	11,468
Time Warner, Inc.:
6.625% 5/15/29	3,050	2,989
9.125% 1/15/13	3,187	3,665
Viacom, Inc. 5.75% 4/30/11 (d)	12,690	12,586
		83,053
Multiline Retail - 0.3%
The May Department Stores Co.:
4.8% 7/15/09	11,182	10,991
6.7% 7/15/34	9,295	9,306
		20,297
TOTAL CONSUMER DISCRETIONARY		127,303
CONSUMER STAPLES - 0.4%
Beverages - 0.2%
FBG Finance Ltd. 5.125% 6/15/15 (d)	13,465	12,738
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (d)(h)	$ 6,550	$ 6,674
Personal Products - 0.0%
Avon Products, Inc. 5.125% 1/15/11	1,715	1,694
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	1,520	1,654
Philip Morris Companies, Inc. 7.65% 7/1/08	4,600	4,775
		6,429
TOTAL CONSUMER STAPLES		27,535
ENERGY - 1.8%
Energy Equipment & Services - 0.4%
Diamond Offshore Drilling, Inc. 4.875% 7/1/15	5,785	5,427
Noble Drilling Corp. 5.875% 6/1/13	9,600	9,729
Petronas Capital Ltd. 7% 5/22/12 (d)	7,900	8,468
		23,624
Oil, Gas & Consumable Fuels - 1.4%
Amerada Hess Corp.:
6.65% 8/15/11	2,060	2,156
7.125% 3/15/33	1,435	1,567
Canadian Oil Sands Ltd. 4.8% 8/10/09 (d)	7,350	7,191
Duke Capital LLC:
4.37% 3/1/09	3,980	3,881
6.25% 2/15/13	1,630	1,652
6.75% 2/15/32	3,235	3,329
Empresa Nacional de Petroleo 6.75% 11/15/12 (d)	4,920	5,180
Kinder Morgan Energy Partners LP 5.125% 11/15/14	2,200	2,078
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	17,700	16,964
Nexen, Inc. 5.875% 3/10/35	9,180	8,588
Pemex Project Funding Master Trust:
5.75% 12/15/15 (d)	1,630	1,586
5.75% 12/15/15	1,810	1,761
6.125% 8/15/08	7,500	7,530
6.625% 6/15/35 (d)	8,555	8,401
7.375% 12/15/14	3,370	3,651
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels
Pemex Project Funding Master Trust:
7.875% 2/1/09 (h)	$ 5,370	$ 5,612
Talisman Energy, Inc. 5.125% 5/15/15	7,950	7,581
		88,708
TOTAL ENERGY		112,332
FINANCIALS - 9.4%
Capital Markets - 1.5%
Ameriprise Financial, Inc. 7.518% 6/1/66 (b)	4,365	4,604
Bank of New York Co., Inc. 3.4% 3/15/13 (h)	10,000	9,718
Goldman Sachs Group, Inc.:
5.25% 10/15/13	12,685	12,432
6.45% 5/1/36	12,000	12,147
JP Morgan Chase Capital XVIII 6.95% 8/17/36	9,655	10,161
Lazard Group LLC 7.125% 5/15/15	9,680	10,121
Legg Mason, Inc. 6.75% 7/2/08	3,085	3,160
Lehman Brothers Holdings E-Capital Trust I 6.1725% 8/19/65 (h)	3,710	3,725
Merrill Lynch & Co., Inc. 4.25% 2/8/10	12,475	12,073
Morgan Stanley 6.6% 4/1/12	10,000	10,548
NationsBank Corp. 6.375% 2/15/08	4,750	4,818
		93,507
Commercial Banks - 0.9%
Corporacion Andina de Fomento 5.2% 5/21/13	3,655	3,560
FleetBoston Financial Corp. 3.85% 2/15/08	7,300	7,153
HSBC Holdings PLC 6.5% 5/2/36	5,740	6,044
Korea Development Bank 3.875% 3/2/09	2,775	2,683
PNC Funding Corp. 7.5% 11/1/09	7,000	7,434
Santander Issuances SA Unipersonal 5.805% 6/20/16 (d)(h)	6,830	6,898
SouthTrust Corp. 5.8% 6/15/14	4,410	4,458
UnionBanCal Corp. 5.25% 12/16/13	5,420	5,306
Wachovia Bank NA 4.875% 2/1/15	4,260	4,066
Woori Bank 6.125% 5/3/16 (d)(h)	5,110	5,166
		52,768
Consumer Finance - 0.7%
American Express Co. 6.8% 9/1/66 (h)	3,570	3,709
Capital One Bank 6.5% 6/13/13	7,500	7,795
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Consumer Finance - continued
Household Finance Corp. 4.125% 11/16/09	$ 11,770	$ 11,358
Household International, Inc. 5.836% 2/15/08	9,175	9,237
MBNA America Bank NA 7.125% 11/15/12	3,975	4,324
MBNA Corp. 7.5% 3/15/12	5,960	6,559
		42,982
Diversified Financial Services - 1.6%
BAC Capital Trust XI 6.625% 5/23/36	15,000	15,654
CC Funding Trust I 6.9% 2/16/07	8,510	8,559
Citigroup, Inc. 5.125% 2/14/11	7,323	7,290
HSBC Finance Capital Trust IX 5.911% 11/30/35 (h)	10,000	9,915
International Lease Finance Corp. 4.375% 11/1/09	7,500	7,266
JPMorgan Chase & Co.:
4.891% 9/1/15 (h)	3,450	3,375
5.6% 6/1/11	20,872	21,096
Prime Property Funding, Inc. 5.125% 6/1/15 (d)	7,655	7,229
Teva Pharmaceutical Finance LLC 5.55% 2/1/16	6,825	6,630
ZFS Finance USA Trust II 6.45% 12/15/65 (d)(h)	11,600	11,231
		98,245
Insurance - 1.5%
Aegon NV 4.75% 6/1/13	9,375	8,951
Axis Capital Holdings Ltd. 5.75% 12/1/14	3,945	3,829
Liberty Mutual Group, Inc.:
6.7% 8/15/16 (d)	4,360	4,360
7.5% 8/15/36 (d)	2,375	2,329
Lincoln National Corp. 7% 5/17/66 (h)	12,050	12,485
Marsh & McLennan Companies, Inc. 5.75% 9/15/15	11,155	10,864
MetLife, Inc. 6.125% 12/1/11	10,000	10,322
Principal Life Global Funding I 6.25% 2/15/12 (d)	2,600	2,707
Prudential Financial, Inc. 4.104% 11/15/06	5,310	5,298
QBE Insurance Group Ltd. 5.647% 7/1/23 (d)(h)	10,021	9,699
Symetra Financial Corp. 6.125% 4/1/16 (d)	5,200	5,198
The St. Paul Travelers Companies, Inc. 5.5% 12/1/15	14,120	13,881
		89,923
Real Estate Investment Trusts - 2.1%
AMB Property LP 5.9% 8/15/13	5,755	5,808
Archstone-Smith Operating Trust 5.25% 5/1/15	11,720	11,366
Arden Realty LP:
5.2% 9/1/11	4,080	4,062
7% 11/15/07	5,105	5,198
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate Investment Trusts
AvalonBay Communities, Inc. 5% 8/1/07	$ 4,620	$ 4,570
Boston Properties, Inc. 6.25% 1/15/13	4,395	4,533
Brandywine Operating Partnership LP:
4.5% 11/1/09	4,465	4,327
5.75% 4/1/12	4,965	4,969
Camden Property Trust:
5% 6/15/15	14,830	14,069
5.875% 11/30/12	5,960	6,012
Colonial Properties Trust 4.75% 2/1/10	15,570	15,116
Developers Diversified Realty Corp.:
4.625% 8/1/10	8,755	8,455
5.25% 4/15/11	3,175	3,132
5.375% 10/15/12	2,840	2,792
Duke Realty LP:
5.625% 8/15/11	1,810	1,813
5.95% 2/15/17	2,445	2,461
HRPT Properties Trust 5.75% 11/1/15	1,470	1,447
Liberty Property LP 5.125% 3/2/15	3,055	2,909
Mack-Cali Realty LP 5.05% 4/15/10	740	725
Simon Property Group LP:
5.1% 6/15/15	7,290	6,969
5.625% 8/15/14	9,475	9,433
United Dominion Realty Trust 5.25% 1/15/15	980	939
Washington (REIT) 5.95% 6/15/11	6,610	6,706
		127,811
Real Estate Management & Development - 0.7%
EOP Operating LP:
4.65% 10/1/10	13,840	13,374
4.75% 3/15/14	2,465	2,305
6.75% 2/15/12	4,500	4,726
7% 7/15/11	5,000	5,275
Post Apartment Homes LP 6.3% 6/1/13	5,790	5,908
Regency Centers LP:
4.95% 4/15/14	5,000	4,752
5.25% 8/1/15	6,230	6,000
		42,340
Thrifts & Mortgage Finance - 0.4%
Independence Community Bank Corp. 3.75% 4/1/14 (h)	8,480	8,124
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Residential Capital Corp. 6.875% 6/30/15	$ 8,560	$ 8,865
Washington Mutual, Inc. 4.625% 4/1/14	10,000	9,267
		26,256
TOTAL FINANCIALS		573,832
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 6% 6/15/11	6,475	6,533
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (d)	8,070	7,830
Bombardier, Inc.:
6.3% 5/1/14 (d)	7,655	6,813
7.45% 5/1/34 (d)	1,860	1,609
		16,252
Airlines - 0.8%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	715	725
6.978% 10/1/12	1,267	1,300
7.024% 4/15/11	4,945	5,075
7.858% 4/1/13	7,750	8,278
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	10,307	10,260
6.9% 7/2/19	3,001	3,046
7.056% 3/15/11	2,385	2,459
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	9,120	9,154
U.S. Airways pass thru trust certificates 6.85% 7/30/19	3,741	3,769
United Airlines pass thru certificates:
6.071% 9/1/14	761	761
6.201% 3/1/10	566	566
6.602% 9/1/13	4,931	4,930
		50,323
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.3%
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (d)	$ 7,755	$ 8,063
Siemens Financieringsmaatschap NV 6.125% 8/17/26 (d)	9,045	9,194
		17,257
TOTAL INDUSTRIALS		83,832
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Chartered Semiconductor Manufacturing Ltd.:
5.75% 8/3/10	10,010	9,926
6.375% 8/3/15	7,595	7,480
		17,406
MATERIALS - 0.5%
Metals & Mining - 0.3%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (d)	3,200	3,321
Newmont Mining Corp. 5.875% 4/1/35	15,000	13,903
Teck Cominco Ltd. 5.375% 10/1/15	4,800	4,615
		21,839
Paper & Forest Products - 0.2%
International Paper Co.:
4.25% 1/15/09	4,625	4,513
5.85% 10/30/12	5,000	5,079
		9,592
TOTAL MATERIALS		31,431
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.1%
Ameritech Capital Funding Corp. 6.25% 5/18/09	3,985	4,040
AT&T Broadband Corp. 8.375% 3/15/13	4,529	5,134
AT&T, Inc. 6.8% 5/15/36	10,250	10,599
BellSouth Capital Funding Corp. 7.875% 2/15/30	7,500	8,392
British Telecommunications PLC 8.875% 12/15/30	9,025	11,649
Deutsche Telekom International Finance BV 5.25% 7/22/13	5,630	5,422
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Embarq Corp.:
7.082% 6/1/16	$ 5,735	$ 5,852
7.995% 6/1/36	1,658	1,733
SBC Communications, Inc.:
6.15% 9/15/34	7,545	7,189
6.45% 6/15/34	9,520	9,388
Sprint Capital Corp.:
6.875% 11/15/28	9,400	9,492
8.375% 3/15/12	2,270	2,537
8.75% 3/15/32	7,360	8,925
Telecom Italia Capital SA:
4.95% 9/30/14	1,930	1,779
6.375% 11/15/33	12,200	11,519
7.2% 7/18/36	1,750	1,813
Telefonica Emisiones SAU 7.045% 6/20/36	3,475	3,634
Verizon Global Funding Corp.:
5.85% 9/15/35	3,190	2,937
7.75% 12/1/30	14,735	16,559
Verizon New York, Inc. 6.875% 4/1/12	2,146	2,228
		130,821
Wireless Telecommunication Services - 0.5%
America Movil SA de CV:
4.125% 3/1/09	3,455	3,334
6.375% 3/1/35	11,715	11,145
AT&T Wireless Services, Inc.:
7.875% 3/1/11	1,235	1,347
8.125% 5/1/12	2,155	2,409
Nextel Communications, Inc. 5.95% 3/15/14	5,490	5,366
Vodafone Group PLC 5% 12/16/13	5,235	4,985
		28,586
TOTAL TELECOMMUNICATION SERVICES		159,407
UTILITIES - 2.7%
Electric Utilities - 1.2%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	14,390	14,303
Exelon Corp. 4.9% 6/15/15	11,750	10,998
FirstEnergy Corp. 6.45% 11/15/11	3,535	3,666
Monongahela Power Co. 5% 10/1/06	4,845	4,842
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities
Progress Energy, Inc.:
5.625% 1/15/16	$ 5,000	$ 4,923
7.1% 3/1/11	15,880	16,941
Tampa Electric Co. 6.55% 5/15/36	5,500	5,776
TXU Energy Co. LLC 7% 3/15/13	10,135	10,575
		72,024
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc. 7% 4/1/12	14,540	15,414
Exelon Generation Co. LLC 5.35% 1/15/14	10,000	9,761
PPL Energy Supply LLC:
5.7% 10/15/35	9,105	8,895
6.2% 5/15/16	5,945	6,083
		40,153
Multi-Utilities - 0.8%
Dominion Resources, Inc.:
4.75% 12/15/10	8,145	7,898
6.25% 6/30/12	5,795	5,955
7.5% 6/30/66 (h)	8,600	8,881
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	8,975	9,100
National Grid PLC 6.3% 8/1/16	15,550	15,902
Sempra Energy 7.95% 3/1/10	3,335	3,591
		51,327
TOTAL UTILITIES		163,504
TOTAL NONCONVERTIBLE BONDS (Cost $1,315,584)		1,303,115
U.S. Government and Government Agency Obligations - 32.0%

U.S. Government Agency Obligations - 7.1%
Fannie Mae:
3.25% 1/15/08	69,435	67,701
3.25% 8/15/08	48,570	46,907
3.25% 2/15/09	146,470	140,435
3.375% 12/15/08	16,550	15,948
4.625% 5/1/13	48,000	46,214
5.25% 8/1/12	27,000	26,987
6.25% 2/1/11	3,770	3,925
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Federal Home Loan Bank:
5% 9/18/09	$ 3,110	$ 3,111
5.375% 8/19/11	14,195	14,412
Freddie Mac:
4% 6/12/13	20,038	18,800
4.25% 7/15/09	4,675	4,577
5.75% 1/15/12	25,000	25,807
5.875% 3/21/11	11,960	12,276
Tennessee Valley Authority 5.375% 4/1/56	5,395	5,411
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A, 5.96% 8/1/09	3,600	3,629
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		436,140
U.S. Treasury Inflation Protected Obligations - 3.8%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	26,774	25,444
2% 1/15/14 (g)	201,713	198,087
2.375% 4/15/11	9,913	9,956
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		233,487
U.S. Treasury Obligations - 21.1%
U.S. Treasury Bonds:
6.25% 5/15/30 (c)	65,498	77,569
8% 11/15/21	79,717	105,544
U.S. Treasury Notes:
3.375% 10/15/09	215,570	207,318
4.25% 8/15/13 (c)	366,885	356,745
4.375% 12/15/10	12,605	12,446
4.75% 5/15/14 (c)	123,330	123,465
4.875% 5/15/09	196,290	197,034
6.5% 2/15/10	200,000	211,234
TOTAL U.S. TREASURY OBLIGATIONS		1,291,355
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,978,000)		1,960,982
U.S. Government Agency - Mortgage Securities - 30.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 26.2%
3.744% 1/1/35 (h)	$ 1,075	$ 1,057
3.748% 12/1/34 (h)	784	771
3.757% 10/1/33 (h)	734	719
3.788% 6/1/34 (h)	3,278	3,191
3.796% 12/1/34 (h)	156	153
3.81% 6/1/33 (h)	564	555
3.834% 1/1/35 (h)	1,995	1,961
3.846% 1/1/35 (h)	661	650
3.866% 1/1/35 (h)	1,216	1,199
3.898% 10/1/34 (h)	793	786
3.905% 12/1/34 (h)	645	637
3.941% 5/1/34 (h)	212	213
3.952% 1/1/35 (h)	833	825
3.954% 12/1/34 (h)	645	640
3.955% 12/1/34 (h)	4,423	4,377
3.957% 5/1/33 (h)	255	251
3.992% 1/1/35 (h)	529	523
3.996% 12/1/34 (h)	437	433
3.996% 12/1/34 (h)	807	798
3.998% 2/1/35 (h)	629	621
4% 8/1/18 to 5/1/19	38,168	36,025
4.029% 1/1/35 (h)	320	316
4.034% 10/1/18 (h)	619	609
4.037% 1/1/35 (h)	496	490
4.041% 2/1/35 (h)	571	564
4.052% 12/1/34 (h)	1,182	1,175
4.058% 1/1/35 (h)	1,136	1,122
4.079% 2/1/35 (h)	1,102	1,089
4.082% 4/1/33 (h)	245	242
4.083% 2/1/35 (h)	391	387
4.086% 2/1/35 (h)	420	415
4.094% 11/1/34 (h)	927	917
4.102% 2/1/35 (h)	2,053	2,035
4.108% 1/1/35 (h)	1,246	1,231
4.114% 1/1/35 (h)	1,180	1,169
4.116% 2/1/35 (h)	1,402	1,386
4.126% 1/1/35 (h)	2,063	2,041
4.143% 2/1/35 (h)	1,091	1,079
4.144% 1/1/35 (h)	1,837	1,824
4.156% 1/1/35 (h)	2,171	2,160
4.171% 1/1/35 (h)	1,524	1,487
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.181% 10/1/34 (h)	$ 1,807	$ 1,799
4.181% 11/1/34 (h)	283	282
4.187% 1/1/35 (h)	1,057	1,049
4.202% 1/1/35 (h)	658	653
4.25% 2/1/35 (h)	764	747
4.272% 3/1/35 (h)	697	690
4.274% 2/1/35 (h)	396	393
4.275% 8/1/33 (h)	1,402	1,388
4.282% 7/1/34 (h)	529	529
4.287% 12/1/34 (h)	410	405
4.306% 5/1/35 (h)	963	954
4.313% 3/1/33 (h)	382	373
4.35% 1/1/35 (h)	787	771
4.356% 4/1/35 (h)	444	440
4.362% 2/1/34 (h)	1,643	1,621
4.394% 5/1/35 (h)	2,167	2,150
4.396% 2/1/35 (h)	1,136	1,114
4.423% 10/1/34 (h)	3,309	3,302
4.426% 1/1/35 (h)	876	869
4.438% 3/1/35 (h)	1,037	1,017
4.456% 8/1/34 (h)	2,192	2,165
4.464% 5/1/35 (h)	705	699
4.489% 3/1/35 (h)	2,396	2,352
4.494% 1/1/35 (h)	986	977
4.497% 8/1/34 (h)	4,446	4,483
4.5% 6/1/18 to 4/1/35	239,817	227,640
4.5% 9/1/21 (e)	38,253	36,782
4.5% 9/1/21 (e)	664	638
4.516% 3/1/35 (h)	2,280	2,239
4.527% 2/1/35 (h)	11,525	11,405
4.532% 2/1/35 (h)	4,471	4,440
4.539% 7/1/35 (h)	2,697	2,674
4.54% 2/1/35 (h)	706	701
4.554% 2/1/35 (h)	471	468
4.577% 2/1/35 (h)	2,103	2,070
4.584% 2/1/35 (h)	7,221	7,102
4.609% 11/1/34 (h)	2,256	2,227
4.661% 3/1/35 (h)	5,530	5,500
4.67% 11/1/34 (h)	2,540	2,512
4.727% 7/1/34 (h)	2,080	2,062
4.729% 10/1/34 (h)	2,734	2,708
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.77% 12/1/34 (h)	$ 1,943	$ 1,924
4.778% 12/1/34 (h)	770	763
4.803% 12/1/32 (h)	989	989
4.818% 11/1/34 (h)	2,191	2,172
4.875% 10/1/34 (h)	8,405	8,347
5% 1/1/17 to 8/1/35	167,741	162,651
5% 9/1/21 (e)	90,000	88,158
5% 9/1/21 (e)	21,813	21,367
5% 9/1/36 (e)	83,356	79,878
5% 9/1/36 (e)	91,518	87,699
5% 9/1/36 (e)	50,324	48,224
5.083% 9/1/34 (h)	6,621	6,603
5.091% 5/1/35 (h)	4,791	4,786
5.177% 5/1/35 (h)	2,743	2,732
5.196% 6/1/35 (h)	3,337	3,339
5.215% 5/1/35 (h)	7,657	7,634
5.5% 1/1/09 to 10/1/35	287,395	283,761
5.5% 9/1/36 (e)	124,849	122,561
6% 2/1/14 to 3/1/33	74,868	75,461
6% 9/1/21 (e)	2,010	2,033
6% 9/1/21 (e)	402	407
6% 9/1/36 (e)	60,000	60,076
6% 9/1/36 (e)	44,003	44,059
6.5% 4/1/13 to 6/1/36	59,253	60,414
7% 3/1/15 to 2/1/29	1,703	1,758
7.5% 1/1/08 to 2/1/32	6,263	6,493
8% 11/1/08 to 8/1/29	109	115
8.5% 6/1/17 to 8/1/23	178	190
9.5% 12/1/09 to 9/1/21	238	252
10.75% 9/1/10 to 5/1/14	36	39
11.25% 5/1/14	2	3
11.5% 8/1/14	5	5
13.5% 11/1/14	10	11
TOTAL FANNIE MAE		1,605,417
Freddie Mac - 2.7%
4% 5/1/19 to 5/1/20	16,918	15,929
4.043% 12/1/34 (h)	785	773
4.097% 12/1/34 (h)	1,121	1,105
4.124% 1/1/35 (h)	983	969
4.256% 3/1/35 (h)	979	967
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
4.298% 5/1/35 (h)	$ 1,735	$ 1,715
4.301% 12/1/34 (h)	1,105	1,078
4.326% 2/1/35 (h)	2,026	2,002
4.328% 1/1/35 (h)	2,312	2,286
4.351% 3/1/35 (h)	1,644	1,604
4.38% 2/1/35 (h)	2,067	2,019
4.438% 2/1/34 (h)	992	977
4.443% 3/1/35 (h)	1,045	1,022
4.454% 6/1/35 (h)	1,482	1,464
4.458% 3/1/35 (h)	1,164	1,138
4.5% 4/1/19 to 5/1/19	7,791	7,501
4.546% 2/1/35 (h)	1,698	1,663
5.003% 4/1/35 (h)	5,249	5,226
5.127% 4/1/35 (h)	4,777	4,741
5.305% 6/1/35 (h)	3,309	3,296
5.5% 12/1/17 to 4/1/25	48,492	48,010
5.504% 8/1/33 (h)	449	452
6% 4/1/28 to 1/1/34	47,452	47,757
6.5% 8/1/32	4,163	4,246
7% 4/1/32	4,832	4,969
7.5% 9/1/15 to 6/1/32	1,213	1,260
8% 7/1/16 to 4/1/32	905	957
8.5% 9/1/19 to 1/1/28	203	218
9% 10/1/16	26	27
9.5% 10/1/08 to 8/1/30	125	134
10.5% 5/1/09 to 12/1/15	14	15
11% 8/1/15 to 9/1/20	208	232
11.5% 10/1/15	7	8
11.75% 9/1/13	15	17
12% 2/1/13 to 7/1/15	12	13
13.5% 12/1/14	34	40
TOTAL FREDDIE MAC		165,830
Government National Mortgage Association - 1.5%
6% 12/15/08 to 4/15/09	104	105
6.5% 6/15/23 to 8/15/36	58,848	60,311
6.5% 10/1/36 (e)(f)	11,089	11,337
7% 12/15/22 to 10/15/32	13,524	14,019
7.5% 2/15/17 to 1/15/32	4,122	4,320
8% 2/15/22 to 6/15/28	1,406	1,486
8.5% 8/15/29 to 7/15/30	264	284
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
9.5% 3/15/23	$ 10	$ 12
10.5% 5/20/16 to 1/20/18	205	232
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		92,106
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,885,729)		1,863,353
Asset-Backed Securities - 2.1%

ACE Securities Corp. Series 2005-SD1 Class A1, 5.7244% 11/25/50 (h)	1,156	1,157
AmeriCredit Automobile Receivables Trust:
Series 2003-BX Class A4B, 5.8763% 1/6/10 (h)	2,087	2,090
Series 2006-1:
Class A3, 5.11% 10/6/10	224	223
Class B1, 5.2% 3/6/11	685	683
Class C1, 5.28% 11/6/11	4,215	4,207
Amortizing Residential Collateral Trust Series 2002-BC1 Class M2, 6.4244% 1/25/32 (h)	450	453
Capital Auto Receivables Asset Trust Series 2006-SN1A:
Class B, 5.5% 4/20/10 (d)	995	997
Class C, 5.77% 5/20/10 (d)	955	957
Class D, 6.15% 4/20/11 (d)	1,620	1,623
Capital One Multi-Asset Execution Trust Series 2004-6 Class B, 4.15% 7/16/12	7,720	7,493
Cendant Timeshare Receivables Funding LLC Series 2005-1A Class A1, 4.67% 5/20/17 (d)	2,882	2,838
CIT Equipment Collateral Trust Series 2006-VT1 Class A3, 5.13% 12/21/08	7,710	7,703
Citibank Credit Card Issuance Trust:
Series 2005-B1 Class B1, 4.4% 9/15/10	9,381	9,219
Series 2006-B2 Class B2, 5.15% 3/7/11	5,175	5,159
CNH Equipment Trust Series 2006-A Class A3, 5.2% 8/16/10	5,515	5,520
Countrywide Home Loans, Inc. Series 2005-1:
Class MV1, 5.7244% 7/25/35 (h)	2,810	2,819
Class MV2, 5.7644% 7/25/35 (h)	3,375	3,389
Ford Credit Auto Owner Trust Series 2006-A Class A3, 5.05% 11/15/09	5,330	5,314
Fremont Home Loan Trust:
Series 2004-A Class M1, 5.8744% 1/25/34 (h)	3,950	3,964
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fremont Home Loan Trust: - continued
Series 2005-A:
Class M1, 5.7544% 1/25/35 (h)	$ 1,475	$ 1,485
Class M2, 5.7844% 1/25/35 (h)	2,125	2,136
Class M3, 5.8144% 1/25/35 (h)	1,150	1,158
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.785% 1/20/35 (h)	1,648	1,651
Class M2, 5.815% 1/20/35 (h)	1,237	1,242
Hyundai Auto Receivables Trust:
Series 2004-1 Class A4, 5.26% 11/15/12	4,585	4,592
Series 2006-1:
Class A3, 5.13% 6/15/10	1,720	1,718
Class B, 5.29% 11/15/12	710	710
Class C, 5.34% 11/15/12	920	920
National Collegiate Student Loan Trust Series 2005-GT1 Class AIO, 6.75% 12/25/09 (j)	3,800	794
Onyx Acceptance Owner Trust Series 2005-B Class A4, 4.34% 5/15/12	4,220	4,142
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-3 Class A2A, 5.4444% 6/25/36 (h)	6,089	6,090
Park Place Securities, Inc. Series 2005-WCH1 Class M2, 5.8444% 1/25/35 (h)	3,700	3,720
Providian Master Note Trust Series 2006-B1A Class B1, 5.35% 3/15/13 (d)	10,435	10,438
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 5.78% 3/15/11 (d)(h)	6,165	6,165
WFS Financial Owner Trust Series 2004-3 Class A4, 3.93% 2/17/12	9,505	9,348
World Omni Auto Receivables Trust Series 2006-A Class A3, 5.01% 10/15/10	5,125	5,111
TOTAL ASSET-BACKED SECURITIES (Cost $127,635)		127,228
Collateralized Mortgage Obligations - 2.6%

Private Sponsor - 1.0%
Adjustable Rate Mortgage Trust floater:
Series 2005-1 Class 5A2, 5.6544% 5/25/35 (h)	2,593	2,587
Series 2005-2 Class 6A2, 5.6044% 6/25/35 (h)	1,067	1,068
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1, 5.6044% 1/25/35 (h)	4,227	4,234
CS First Boston Mortgage Securities Corp. floater Series 2004-AR3 Class 6A2, 5.6944% 4/25/34 (h)	606	606
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Granite Master Issuer PLC floater Series 2006-1A Class C2, 5.9925% 12/20/54 (d)(h)	$ 4,900	$ 4,900
Impac CMB Trust floater Series 2005-2 Class 1A2, 5.6344% 4/25/35 (h)	1,794	1,795
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	1,002	993
Merrill Lynch Mortgage Investors, Inc. floater Series 2005-B Class A2, 5.5475% 7/25/30 (h)	4,298	4,301
Opteum Mortgage Acceptance Corp. Series 2005-3 Class APT, 5.6144% 7/25/35 (h)	2,994	2,998
Residential Asset Mortgage Products, Inc. sequential pay Series 2004-SL2 Class A1, 6.5% 10/25/16	752	759
Sequoia Mortgage Trust floater Series 2005-2 Class A2, 5.19% 3/20/35 (h)	3,909	3,918
Thornburg Mortgage Securities Trust floater Series 2005-3 Class A4, 5.5944% 10/25/35 (h)	8,687	8,673
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR10 Class 2A2, 4.1091% 6/25/35 (h)	10,622	10,460
Series 2005-AR12 Class 2A6, 4.3188% 7/25/35 (h)	11,634	11,426
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (h)	4,677	4,587
TOTAL PRIVATE SPONSOR		63,305
U.S. Government Agency - 1.6%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class:
Series 2003-83 Class TH, 4.5% 11/25/16	11,625	11,232
Series 2004-81 Class KD, 4.5% 7/25/18	7,951	7,595
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2677 Class C, 4.5% 6/15/15	5,405	5,289
Series 2702 Class WB, 5% 4/15/17	9,605	9,493
Series 2728 Class NE, 4.5% 7/15/17	11,270	10,800
Series 2828 Class JD, 4.5% 8/15/17	26,223	25,141
Series 2885 Class PC, 4.5% 3/15/18	7,880	7,647
Series 2952 Class EC, 5.5% 11/15/28	10,842	10,824
Series 3049 Class DB, 5.5% 6/15/31	9,705	9,694
TOTAL U.S. GOVERNMENT AGENCY		97,715
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $163,871)		161,020
Commercial Mortgage Securities - 3.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Banc of America Commercial Mortgage, Inc.:
sequential pay Series 2000-2 Class A2, 7.197% 9/15/32	$ 3,200	$ 3,383
Series 2005-1 Class A3, 4.877% 11/10/42	8,495	8,397
Banc of America Large Loan, Inc. Series 2006-ESH:
Class A, 6.19% 7/14/11 (d)(h)	2,840	2,838
Class B, 6.29% 7/14/11 (d)(h)	1,416	1,414
Class C, 6.44% 7/14/11 (d)(h)	2,837	2,835
Class D, 7.07% 7/14/11 (d)(h)	1,649	1,653
Bayview Commercial Asset Trust floater Series 2004-3:
Class A1, 5.6944% 1/25/35 (d)(h)	5,239	5,255
Class A2, 5.7444% 1/25/35 (d)(h)	754	756
Class M1, 5.8244% 1/25/35 (d)(h)	873	878
Class M2, 6.3244% 1/25/35 (d)(h)	556	562
Bear Stearns Commercial Mortgage Securities, Inc. sequential pay Series 2003-PWR2 Class A3, 4.834% 5/11/39	3,760	3,688
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.275% 2/12/16 (d)(h)	3,425	3,572
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-1 Class A2, 7.439% 8/15/31	5,000	5,267
COMM:
floater Series 2002-FL7 Class D, 5.9% 11/15/14 (d)(h)	496	496
Series 2004-LBN2 Class X2, 1.0022% 3/10/39 (d)(h)(j)	13,609	391
Commercial Mortgage pass thru certificates sequential pay Series 2006-CN2A Class A2FX, 5.449% 2/5/19 (d)	6,025	6,052
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	3,940	3,980
Series 1999-C1 Class A2, 7.29% 9/15/41	9,241	9,639
Series 2004-C1 Class A3, 4.321% 1/15/37	4,485	4,313
Series 1998-C1 Class C, 6.78% 5/17/40	9,200	9,494
Series 2004-C1 Class ASP, 0.8785% 1/15/37 (d)(h)(j)	65,549	1,875
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	3,430	3,550
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	4,263	4,305
Series 1998-CG1 Class A1B, 6.41% 6/10/31	5,194	5,263
Series 2000-CF1 Class A1B, 7.62% 6/10/33	7,200	7,731
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
EQI Financing Partnership I LP Series 1997-1 Class B, 7.37% 12/20/15 (d)	$ 1,457	$ 1,464
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,248	1,258
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (d)	44	44
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-22 Class B, 3.963% 5/16/32	7,330	7,023
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A3, 6.1101% 7/10/38	8,405	8,683
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	7,620	7,457
Series 2006-GG6 Class A2, 5.506% 4/10/38 (h)	6,150	6,200
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	153	152
JPMorgan Chase Commercial Mortgage Securities Corp. sequential pay:
Series 2006-CB14 Class A3B, 5.4865% 12/12/44 (h)	8,260	8,308
Series 2006-CB15 Class A3, 5.819% 6/12/43 (h)	12,826	13,110
LB Commercial Conduit Mortgage Trust sequential pay Series 1999-C1 Class A2, 6.78% 6/15/31	5,000	5,161
LB-UBS Commercial Mortgage Trust:
sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	4,450	4,802
Series 2001-C3 Class A1, 6.058% 6/15/20	3,076	3,127
Series 2001-C7 Class A2, 5.533% 12/15/25	6,858	6,858
Series 2005-C3 Class A2, 4.553% 7/15/30	3,835	3,752
Series 2006-C1 Class A2, 5.084% 2/15/31	3,395	3,373
Series 2001-C3 Class B, 6.512% 6/15/36	4,135	4,351
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (d)	5,440	5,016
Class C, 4.13% 11/20/37 (d)	5,540	4,957
Merrill Lynch Mortgage Trust sequential pay Series 2005-MCP1 Class A2, 4.556% 6/12/43	4,645	4,532
Morgan Stanley Capital I Trust Series 2006-T23 Class A1, 5.682% 8/12/41	3,385	3,434
Morgan Stanley Capital I, Inc.:
sequential pay Series 2004-HQ3 Class A2, 4.05% 1/13/41	4,520	4,362
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley Capital I, Inc.: - continued
Series 2005-IQ9 Class X2, 1.069% 7/15/56 (d)(h)(j)	$ 60,195	$ 2,529
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	4,268	4,317
Prudential Securities Secured Financing Corp. sequential pay Series 1998-C1 Class A1B, 6.506% 7/15/08	3,272	3,309
Salomon Brothers Mortgage Securities VII, Inc. sequential pay Series 2000-C3 Class A2, 6.592% 12/18/33	8,115	8,458
TrizecHahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (d)	3,331	3,403
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C6 Class A2, 4.498% 8/15/35	7,280	7,138
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $237,592)		234,165
Foreign Government and Government Agency Obligations - 0.6%

Israeli State 4.625% 6/15/13	1,735	1,639
United Mexican States:
5.875% 1/15/14	2,100	2,137
6.75% 9/27/34	2,880	3,060
7.5% 4/8/33	24,061	27,911
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $30,009)		34,747
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $3,369)	3,405	3,595
Fixed-Income Funds - 10.9%
	Shares
Fidelity Ultra-Short Central Fund (i) (Cost $670,040)	6,725,914	669,228
Preferred Securities - 0.3%
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
ING Groep NV 5.775% (b)	$ 8,610	$ 8,665
MUFG Capital Finance 1 Ltd. 6.346% (h)	7,875	7,933
		16,598
TOTAL PREFERRED SECURITIES (Cost $16,485)		16,598
Cash Equivalents - 14.1%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations), in a joint trading account at:
5.29%, dated 8/31/06 due 9/1/06 (k)	$ 308,717	308,672
5.29%, dated 8/31/06 due 9/1/06 (a)(k)	553,339	553,258
TOTAL CASH EQUIVALENTS (Cost $861,930)		861,930
TOTAL INVESTMENT PORTFOLIO - 118.1% (Cost $7,290,244)		7,235,961
NET OTHER ASSETS - (18.1)%		(1,107,236)
NET ASSETS - 100%		$ 6,128,725
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps
Receive quarterly notional amount multiplied by .30% and pay Goldman Sachs upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	$ 6,650	$ 16
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	6,600	24
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued
Receive quarterly notional amount multiplied by .37% and pay Goldman Sachs upon default event of Pacific Gas & Electric Co., par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	$ 5,500	$ 26
Receive quarterly notional amount multiplied by .37% and pay Morgan Stanley, Inc. upon default event of Pacific Gas & Electric Co. par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	4,000	19
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	4,100	23
Receive quarterly notional amount multiplied by .59% and pay Merrill Lynch, Inc. upon default event of Raytheon Co., par value of the notional amount of Raytheon Co. 6.55% 3/15/10	March 2009	10,000	134
Receive semi-annually notional amount multiplied by .5% and pay Credit Suisse First Boston upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	4,166	17
Receive semi-annually notional amount multiplied by .5% and pay Deutsche Bank upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	7,450	30
Receive semi-annually notional amount multiplied by .61% and pay JPMorgan Chase, Inc. upon default event of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33	May 2011	11,525	92
TOTAL CREDIT DEFAULT SWAPS		59,991	381
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps
Receive semi-annually a fixed rate equal to 4.7515% and pay quarterly a floating rate based on 3-month LIBOR with UBS	Jan. 2009	$ 100,000	$ (1,070)
Receive semi-annually a fixed rate equal to 4.8575% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	45,000	(366)
Receive semi-annually a fixed rate equal to 4.921% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	55,000	(364)
TOTAL INTEREST RATE SWAPS		200,000	(1,800)
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	15,600	268
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Lehman Brothers, Inc.	Dec. 2006	30,000	338
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers	Jan. 2007	40,000	454
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 7.5 basis points with Lehman Brothers, Inc.	Feb. 2007	60,000	294
TOTAL TOTAL RETURN SWAPS		145,600	1,354
		$ 405,591	$ (65)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $228,379,000 or 3.7% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) A portion of the security is subject to a forward commitment to sell.
(g) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $1,348,000.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at fidelity.com. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(k) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value (000s)
$308,672,000 due 9/1/06 at 5.29%
Banc of America Securities LLC	$ 118,937
Bank of America, National Association	19,990
Barclays Capital Inc.	66,300
Citigroup Global Markets Inc.	4,997
Countrywide Securities Corporation	24,987
Goldman Sachs & Co.	14,992
UBS Securities LLC	49,974
WestLB AG	8,495
$ 308,672
$553,258,000 due 9/1/06 at 5.29%
Barclays Capital Inc.	$ 553,258
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Six months ended August 31, 2006 Income earned (Amounts in thousands)	Year ended February 28, 2006 Income earned (Amounts in thousands)
Fidelity Ultra-Short Central Fund	$ 15,937	$ 22,416

Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund (Amounts in thousands)	Value at February 28, 2006	Purchases	Sales Proceeds	Value at August 31, 2006	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 569,037	$ 99,990	$ -	$ 669,228	8.0%
Income Tax Information
At August 31, 2006, the fund had a capital loss carryforward of approximately $55,222,000 of which $11,013,000 and $44,209,000 will expire on August 31, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		August 31, 2006

Assets
Investment in securities, at value (including securities loaned of $542,410 and repurchase agreements of $861,930) - See accompanying schedule: Unaffiliated issuers (cost $6,620,204)	$ 6,566,733
Affiliated Central Funds (cost $670,040)	669,228
Total Investments (cost $7,290,244)		$ 7,235,961
Commitment to sell securities on a delayed delivery basis	(11,345)
Receivable for securities sold on a delayed delivery basis	11,336	(9)
Receivable for investments sold, regular delivery		4,759
Receivable for fund shares sold		11,922
Interest receivable		47,449
Prepaid expenses		6
Receivable from investment adviser for expense reductions		850
Total assets		7,300,938

Liabilities
Payable for investments purchased Regular delivery	$ 1,738
Delayed delivery	600,169
Payable for fund shares redeemed	13,709
Distributions payable	617
Swap agreements, at value	65
Accrued management fee	1,610
Other affiliated payables	867
Other payables and accrued expenses	224
Collateral on securities loaned, at value	553,214
Total liabilities		1,172,213

Net Assets		$ 6,128,725
Net Assets consist of:
Paid in capital		$ 6,219,126
Undistributed net investment income		10,549
Accumulated undistributed net realized gain (loss) on investments		(46,593)
Net unrealized appreciation (depreciation) on investments		(54,357)
Net Assets, for 566,611 shares outstanding		$ 6,128,725
Net Asset Value, offering price and redemption price per share ($6,128,725 ÷ 566,611 shares)		$ 10.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended August 31, 2006	Year ended February 28, 2006

Investment Income
Dividends	$ 426	$ -
Interest	137,645	242,019
Income from affiliated Central Funds	15,937	22,416
Total income	154,008	264,435

Expenses
Management fee	$ 9,308	$ 18,298
Transfer agent fees	4,699	9,106
Accounting and security lending fees	444	879
Independent trustees' compensation	11	25
Custodian fees and expenses	113	235
Registration fees	88	173
Audit	63	86
Legal	13	19
Miscellaneous	32	102
Total expenses before reductions	14,771	28,923
Expense reductions	(5,639)	(10,957)
Total expenses	9,132	17,966
Net investment income	144,876	246,469
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(37,527)	(12,479)
Swap agreements	(1,319)	(2,543)
Total net realized gain (loss)	(38,846)	(15,022)
Change in net unrealized appreciation (depreciation) on: Investment securities	7,481	(86,443)
Swap agreements	570	680
Delayed delivery commitments	(7)	(63)
Total change in net unrealized appreciation (depreciation)	8,044	(85,826)
Net gain (loss)	(30,802)	(100,848)
Net increase (decrease) in net assets resulting from operations	$ 114,074	$ 145,621

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended August 31, 2006	Year ended February 28, 2006	Year ended February 28, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 144,876	$ 246,469	$ 188,277
Net realized gain (loss)	(38,846)	(15,022)	50,399
Change in net unrealized appreciation (depreciation)	8,044	(85,826)	(113,879)
Net increase (decrease) in net assets resulting from operations	114,074	145,621	124,797
Distributions to shareholders from net investment income	(135,906)	(240,146)	(190,147)
Distributions to shareholders from net realized gain	-	(19,742)	(44,936)
Total distributions	(135,906)	(259,888)	(235,083)
Share transactions Proceeds from sales of shares	1,020,976	2,008,226	1,900,727
Reinvestment of distributions	132,510	253,840	229,433
Cost of shares redeemed	(787,045)	(1,745,413)	(1,516,607)
Net increase (decrease) in net assets resulting from share transactions	366,441	516,653	613,553
Total increase (decrease) in net assets	344,609	402,386	503,267

Net Assets
Beginning of period	5,784,116	5,381,730	4,878,463
End of period (including undistributed net investment income of $10,549, $4,938, and $6,479, respectively)	$ 6,128,725	$ 5,784,116	$ 5,381,730
Other Information Shares
Sold	95,551	182,793	170,868
Issued in reinvestment of distributions	12,400	23,150	20,638
Redeemed	(73,685)	(159,376)	(136,492)
Net increase (decrease)	34,266	46,567	55,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

	Six months ended August 31,	Years ended February 28,
	2006	2006	2005	2004 H	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 11.08	$ 11.33	$ 11.36	$ 10.90	$ 10.72
Income from Investment Operations
Net investment income D	.266	.473	.415	.413	.505	.597
Net realized and unrealized gain (loss)	(.067)	(.183)	(.145)	.153	.569	.184
Total from investment operations	.199	.290	.270	.566	1.074	.781
Distributions from net investment income	(.249)	(.460)	(.420)	(.416)	(.494)	(.601)
Distributions from net realized gain	-	(.040)	(.100)	(.180)	(.120)	-
Total distributions	(.249)	(.500)	(.520)	(.596)	(.614)	(.601)
Net asset value, end of period	$ 10.82	$ 10.87	$ 11.08	$ 11.33	$ 11.36	$ 10.90
Total Return B, C	1.89%	2.67%	2.46%	5.14%	10.15%	7.48%
Ratios to Average Net Assets E, G
Expenses before reductions	.50% A	.51%	.53%	.49%	.49%	.51%
Expenses net of fee waivers, if any	.32% A	.32%	.32%	.32%	.32%	.32%
Expenses net of all reductions	.31% A	.31%	.32%	.32%	.32%	.31%
Net investment income	4.94% A	4.31%	3.73%	3.65%	4.56%	5.54%
Supplemental Data
Net assets, end of period (in millions)	$ 6,129	$ 5,784	$ 5,382	$ 4,878	$ 4,845	$ 3,082
Portfolio turnover rate F	82% A	108%	160%	217%	204%	178%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Concord Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) referred to as the Central Fund, which is an open end investment company available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Fund:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from February 28 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the six month period ended August 31, 2006 and the one year period ended February 28, 2006.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Central Fund, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Fund, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Central Fund are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 45,066
Unrealized depreciation	(84,780)
Net unrealized appreciation (depreciation)	(39,714)
Undistributed ordinary income	4,537
Capital loss carryforward	(55,222)

Cost for federal income tax purposes	$ 7,275,675

The tax character of distributions paid was as follows:

	Six months ended August 31, 2006	February 28, 2006	February 28, 2005
Ordinary Income	$ 135,906	$ 252,485	$ 201,066
Long-term Capital Gains	-	7,403	34,017
Total	$ 135,906	$ 259,888	$ 235,083

Annual Report

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $682,005 and $462,868, respectively, for the six month period ended August 31, 2006.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the periods ended August 31, 2006 and February 28, 2006, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

5. Affiliated Central Funds.

The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund's Schedule of Investments lists the Central Fund as an investment of the Fund but does not include the underlying holdings of the Central Fund. Based on its investment objectives, the Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Fund and the Fund.

A complete unaudited list of holdings for the Central Fund, as of the Fund's report date, is available upon request or at fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Fund financial statements, which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Fund does not pay a management fee.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and February 28, 2006, amounted to $7 and $11, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities for the period ended August 31, 2006 and February 28, 2006, amounted to $669 and $195, respectively.

8. Expense Reductions.

FMR contractually agreed to waive expenses of the Fund to the extent annual operating expenses exceeded .32% of average net assets. This waiver will remain in place indefinitely and cannot be changed without approval of the Fund's Board of Trustees. Some expenses, for example interest expense, are excluded from this waiver. During the periods ended August 31, 2006 and February 28, 2006, this waiver reduced the Fund's expenses by $5,378 and $10,618, respectively.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the periods ended August 31, 2006 and February 28, 2006, these credits reduced the Fund's custody expenses by $6 and $9, respectively and reduced the Fund's transfer agent expenses by $255 and $330, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity U.S. Bond Index Fund (a fund of Fidelity Concord Street Trust) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity U.S. Bond Index Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 20, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1987

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of U.S. Bond Index (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005- present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994- 2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Concord Street Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Concord Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of U.S. Bond Index. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of U.S. Bond Index. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of U.S. Bond Index. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Ford O'Neil (44)

Year of Election or Appointment: 2001

Vice President of U.S. Bond Index. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of U.S. Bond Index. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of U.S. Bond Index. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of U.S. Bond Index. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of U.S. Bond Index. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of U.S. Bond Index. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of U.S. Bond Index. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002- present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of U.S. Bond Index. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of U.S. Bond Index. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of U.S. Bond Index. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of U.S. Bond Index. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1990 Assistant Treasurer of U.S. Bond Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of U.S. Bond Index. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of U.S. Bond Index. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of U.S. Bond Index. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of U.S. Bond Index. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of 20.87% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $135,906,487 of distributions paid during the fiscal year ended August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Bond Index Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity U.S. Bond Index Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity U.S. Bond Index Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board considered that Lipper does not have a separate category for bond index funds and that, when compared to a custom group of retail and institutional taxable bond index funds, the fund's management fee ranked above the custom group median. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005. The Board also considered that, effective September 1, 2005, FMR contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 32 basis points.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

UBI-UANN-1006
1.790916.103